Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q/A of Salix Pharmaceuticals, Ltd. (the “Company”) for the period ended March 31, 2014 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Timothy J. Creech, Senior Vice President, Finance and Administration, and Acting Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

Date: March 2, 2015	By:	/s/ Timothy J. Creech
Timothy J. Creech
Senior Vice President, Finance and Administration, and Acting Chief Financial Officer